UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-06444

Legg Mason Partners Equity Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY	10041
(Address of principal executive offices)	(Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code:

Funds Investor Services 1-800-822-5544

or

Institutional Shareholder Services 1-888-425-6432

Date of fiscal year end: October 31

Date of reporting period: October 31, 2009

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

ANNUAL REPORT / OCTOBER 31, 2009

Legg Mason Batterymarch

130/30 U.S. Large Cap Equity Fund

Managed by	BATTERYMARCH

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks long-term capital appreciation.

Fund name change

Prior to October 5, 2009, the Fund was known as Legg Mason Partners 130/30 U.S. Large Cap Equity Fund. There was no change in the Fund’s investment objective and investment policies as a result of the name change.

What’s inside

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Batterymarch Financial Management, Inc. (“Batterymarch”) is the Fund’s subadviser. LMPFA and Batterymarch are wholly-owned subsidiaries of Legg Mason, Inc.

Letter from the chairman

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

Dear Shareholder,

While the U.S. economy remained weak during much of the twelve-month reporting period ended October 31, 2009, the lengthiest recession since the Great Depression finally appeared to have ended during the third quarter of 2009.

Looking back, the U.S. Department of Commerce reported that fourth quarter 2008 U.S. gross domestic product (“GDP”)i contracted 5.4%. Economic weakness accelerated during the first quarter of 2009, as GDP fell 6.4%. However, the economic environment started to get relatively better during the second quarter, as GDP fell 0.7%. The economy’s more modest contraction was due, in part, to smaller declines in both exports and business spending. After contracting four consecutive quarters, the Commerce Department’s preliminary estimate for third quarter 2009 GDP growth was 2.8%. A variety of factors helped the economy to expand, including the government’s $787 billion stimulus program and its “Cash for Clunkers” car rebate program, which helped spur an increase in car sales.

Even before GDP advanced in the third quarter, there were signs that the economy was starting to regain its footing. The manufacturing sector, as measured by the Institute for Supply Management’s PMIii, rose to 52.9 in August 2009, the first time it surpassed 50 since January 2008 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). While the PMI dipped to 52.6 in September, it rose to 55.7 in October, its best reading since April 2006.

The housing market also saw some improvement during the reporting period. According to its most recent data, the S&P/Case-Shiller Home Price Indexiii indicated that home prices rose 1.2% in August 2009 versus the prior month. This marked the fourth straight monthly gain. In addition, the National Association of Realtors’ Pending Home Sales Indexiv rose 6.1% in September, the eighth consecutive monthly increase.

One area that remained weak — and could hamper the magnitude of economic recovery — was the labor market. While monthly job losses have moderated compared to earlier in the year, the unemployment rate rose to

Legg Mason Batterymarch 130/30 U.S. Large Cap Equity Fund	I

Letter from the chairman continued

10.2% in October 2009, its highest level in more than twenty-six years. Since December 2007, the number of unemployed has risen by approximately 8.2 million and there have been twenty-two consecutive months of job losses.

The Federal Reserve Board (“Fed”)v continued to pursue an accommodative monetary policy during the reporting period. After reducing the federal funds ratevi from 5.25% in August 2007 to a range of 0 to 1/4 percent in December 2008 — a historic low — the Fed has maintained this stance thus far in 2009. In conjunction with its November 2009 meeting, the Fed said that it “will maintain the target range for the federal funds rate at 0 to 1/4 percent and continues to anticipate that economic conditions, including low rates of resource utilization, subdued inflation trends, and stable inflation expectations, are likely to warrant exceptionally low levels of the federal funds rate for an extended period.”

After a poor start, the U.S. stock market rallied and, overall, generated solid results during the twelve-month reporting period. Stock prices fell during three of the first four months of the reporting period. This was due to a number of factors, including the rapidly weakening global economy, an ongoing credit crisis and plunging corporate profits. Stock prices continued to decline in early March, reaching a twelve-year low on March 9th. Stocks then rallied sharply through the end of September, as the S&P 500 Indexvii (the “Index”) rose approximately 58% from its March low. The Index then fell 1.86% in October, its first monthly loss since February. The market’s strong rebound was due to a variety of factors, including optimism that the economy was bottoming and that corporate profits would improve as the year progressed. All told, the Index returned 9.80% over the twelve-month reporting period ended October 31, 2009.

Looking at the U.S. stock market more closely, in terms of market capitalizations, large-, mid- and small-cap stocks, as measured by the Russell 1000viii, Russell Midcapix and Russell 2000x Indices, returned 11.20%, 18.75% and 6.46%, respectively, during the twelve-month period ended October 31, 2009. From an investment style perspective, growth and value stocks, as measured by the Russell 3000 Growthxi and Russell 3000 Valuexii Indices, returned 17.04% and 4.56%, respectively.

Special shareholder notice

The Board of Trustees of the Fund has decided that it is in the best interests of the Fund and its shareholders to terminate the Fund. The Fund is expected to cease operations on or about January 15, 2010. Before that date, at the discretion of the Fund’s portfolio management, in preparation for the termination of the Fund, the assets of the Fund will be liquidated and the Fund will cease to pursue its investment objective.

II	Legg Mason Batterymarch 130/30 U.S. Large Cap Equity Fund

On November 5, 2009, the Fund was closed to purchases and incoming exchanges, except for the reinvestment of dividends and distributions, if any, and except that current shareholders who invest in the Fund through a systematic investment plan or payroll deduction will be permitted to purchase additional Fund shares for a reasonable period of time in order to permit them to select an investment alternative.

Fund shareholders who elect to redeem their shares prior to the completion of the termination will be redeemed in the ordinary course at the Fund’s net asset value (“NAV”)xiii per share. Each shareholder who remains in the Fund will receive a liquidating distribution equal to the aggregate NAV of the shares of the Fund that such shareholder then holds.

Fund shareholders are encouraged to consider options that may be suitable for the reinvestment of their liquidation proceeds, including exchanging into another fund within the Legg Mason mutual fund complex. Shareholders who exchange their shares for the same class of shares of other Legg Mason funds may do so without the imposition of a sales charge. Fund shareholders will not be subject to any applicable deferred sales charges resulting from the termination. Any applicable deferred sales charges will also be waived for shareholders who redeem their shares prior to the termination.

Shareholders who are subject to federal income tax should be aware that the liquidation of the Fund will be a taxable event for shareholders to the extent of any gains they may realize. Shareholders who hold their shares through an individual retirement account may exchange their shares for shares of another Legg Mason fund in accordance with the terms of the Fund’s prospectus at any time prior to the Fund’s cessation of operations. Those shareholders who do not exchange their shares prior to the cessation of operations will receive a check representing their liquidation proceeds, which will be treated as a distribution from the individual retirement account.

A mailing containing additional information has been sent to Fund shareholders.

A special note regarding increased market volatility

Dramatically higher volatility in the financial markets has been very challenging for many investors. Market movements have been rapid — sometimes in reaction to economic news, and sometimes creating the news. In the midst of this evolving market environment, we at Legg Mason want to do everything we can to help you reach your financial goals. Now, as always, we remain committed to providing you with excellent service and a full spectrum of investment choices. Rest assured, we will continue to work hard to ensure that our investment managers make every effort to deliver strong long-term results.

We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our enhanced

Legg Mason Batterymarch 130/30 U.S. Large Cap Equity Fund	III

Letter from the chairman continued

website, www.leggmason.com/individualinvestors. Here you can gain immediate access to many special features to help guide you through difficult times, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

During periods of market unrest, it is especially important to work closely with your financial advisor and remember that reaching one’s investment goals unfolds over time and through multiple market cycles. Time and again, history has shown that, over the long run, the markets have eventually recovered and grown.

Information about your fund

Please read on for a more detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

November 27, 2009

IV	Legg Mason Batterymarch 130/30 U.S. Large Cap Equity Fund

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The S&P/Case-Shiller Home Price Index measures the residential housing market, tracking changes in the value of the residential real estate market in twenty metropolitan regions across the United States.

iv

The Pending Home Sales Index is an index created by the National Association of Realtors that tracks home sales in which a contract is signed but the sale has not yet closed. The Index is a leading indicator of future existing home sales as it typically takes four to six weeks to close a sale after a contract has been signed.

[v]

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

vi

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

vii	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

viii

The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

ix

The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 25% of the total market capitalization of the Russell 1000 Index.

[x]

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

xi

The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)

xii	The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values.

xiii

Net asset value (“NAV”) is the dollar value of a single mutual fund share, based on the value of the underlying assets of the fund minus its liabilities, divided by the number of shares outstanding. NAV is calculated at the end of each business day.

Legg Mason Batterymarch 130/30 U.S. Large Cap Equity Fund	V

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks long-term capital appreciation. Under normal circumstances, the Fund invests primarily in U.S. equity securities of companies with large market capitalizations. The Fund will have exposure to growth and value equities. The Fund takes long positions in equity securities that we believe will outperform the market and takes short positions in equity securities expected to underperform the market. This strategy enables the Fund to reflect our positive and negative views on individual stocks and to seek higher performance. We believe that this strategy may increase the potential for higher risk-adjusted returns over a traditional long-only approach.

The Fund intends to maintain an approximate net 100% long exposure (long market value minus short market value) to the equity market. The Fund will generally hold long positions equal in value to approximately 130% of the Fund’s net assets and short positions equal in value to approximately 30% of the Fund’s net assets. The Fund’s long positions may range in value from approximately 120% to 140% of the Fund’s net assets and its short positions may range in value from approximately 20% to 40% of the Fund’s net assets, depending on the relative performance of the Fund’s security selections and the availability of attractive investment opportunities. In rising markets, the Fund expects that the long positions will appreciate to a greater extent than the short positions, and in declining markets, the short positions will gain in value relative to the long positions. However, there can be no guarantee that this result will be achieved.

Our quantitative process models the time-tested investment disciplines of experienced fundamental investors. Our bottom-up strategy incorporates rigorous stock selection, effective risk control and cost-efficient trading. Using a proprietary stock selection model, we objectively rank the relative attractiveness of 3,000 liquid stocks across six dimensions traditionally followed by fundamental investors: cash flow, earnings growth, expectations, value, and technical and corporate signals. The result is a comprehensive relative ranking of all investable stocks, which we use to dynamically construct and trade portfolios.

Q. What were the overall market conditions during the Fund’s reporting period?

A. U.S. equity markets began the reporting period with a continued decline which persisted into March of 2009, making it one of the most dramatic declines in market history. Market volatility reached near record highs, and sentiment and government intervention continued to distort long-term equity values. Early on in the period, leveraged managers were forced to sell high-quality stocks to raise capital to cover low-quality stocks. These actions led to major stock reversals. Names that outperformed on a relative basis

Legg Mason Batterymarch 130/30 U.S. Large Cap Equity Fund 2009 Annual Report	1

Fund overview continued

were driven by sentiment and hopes for present and future industry bailouts, as stock prices reacted to factors other than financial health.

A rebound was sparked in early March with Financials stocks leading the pack. From the start of the reversal rally in mid-March 2009 through much of the summer, deep value, lower-quality names with high debt levels and poor prior performance rebounded sharply, outperforming more fundamentally sound stocks by huge margins. The rally was narrow in breadth, with only deep value measures such as the price-to-book (“P/B”) ratioi being predictive. However, fundamental uncertainty regarding the health of the dollar and the U.S. economy overall, plus the potential for sweeping changes in public policy, cast a pall over market opinion.

The market recovery continued apace during the third quarter with lower-quality stocks continuing to lead the way as markets looked ahead to economic recovery. While economic indicators showed signs of improving, the picture was far from rosy with many leading indicators still deeply in negative territory. Increasing the uncertainty was the impact of U.S. policy changes and debate regarding the Industrials, Financials and Health Care sectors — which together represent over 30% of the overall market in terms of market capitalization.

The third quarter 2009 U.S. gross domestic product (“GDP”)ii grew by 2.8% — after four quarters of economic decline — thanks to government support for auto and home sales. Nonetheless, experts worry that fears over unemployment could impact consumer spending and that dependence on government stimulus measures makes the budding recovery quite fragile.

Q. How did we respond to these changing market conditions?

A. We believe that fundamentals, the very basis of our investment process, will continue to be the primary driver of long-term returns. As a result, we continue to adhere to our investment philosophy while continuing to enhance our process to address sustainable market shifts. We also believe that integrated risk management is an important element of portfolio construction and our investment process will continue to reflect these long-held views. We strongly believe, particularly during times of extreme market volatility, in the value of a broadly diversified, rules-based, risk-managed process.

2	Legg Mason Batterymarch 130/30 U.S. Large Cap Equity Fund 2009 Annual Report

Performance review

For the twelve months ended October 31, 2009, Class A shares of Legg Mason Batterymarch 130/30 U.S. Large Cap Equity Fund, excluding sales charges, returned 0.65%. The Fund’s unmanaged benchmark, the Russell 1000 Indexiii, returned 11.20% over the same time frame. The Lipper Extended U.S. Large-Cap Core Funds Category Average1 returned 7.44% for the same period.

PERFORMANCE SNAPSHOT as of October 31, 2009 (excluding sales charges) (unaudited)
	6 MONTHS	12 MONTHS
130/30 U.S. Large Cap Equity Fund — Class A Shares	16.92%	0.65%
Russell 1000 Index	20.08%	11.20%
Lipper Extended U.S. Large-Cap Core Funds Category Average[1]	18.39%	7.44%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.
Excluding sales charges, Class C shares returned 16.36%, Class FI shares returned 16.92%, Class R shares returned 16.90% and Class I shares returned 16.94% over the six months ended October 31, 2009. Excluding sales charges, Class C shares returned -0.16%, Class FI shares returned 0.68%, Class R shares returned 0.49% and Class I shares returned 0.85% over the twelve months ended October 31, 2009. All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower.
Performance figures reflect expense reimbursements and/or fee waivers, without which the performance would have been lower.
TOTAL ANNUAL OPERATING EXPENSES (unaudited)
As of the Fund’s most current prospectus dated February 28, 2009, the gross total operating expense ratios for Class A, Class C, Class FI, Class R and Class I shares were 5.17%, 6.64%, 5.22%, 7.19% and 5.73%, respectively.
Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.
As a result of contractual expense limitations, the ratio of expenses, other than brokerage, taxes, extraordinary expenses, interest, dividend expense and fees for management of collateral, to average net assets will not exceed 1.50% for Class A shares, 2.25% for Class C shares, 1.50% for Class FI shares, 1.75% for Class R shares and 1.25% for Class I shares until February 28, 2010.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended October 31, 2009, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 42 funds for the six-month period and among the 41 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges.

Legg Mason Batterymarch 130/30 U.S. Large Cap Equity Fund 2009 Annual Report	3

Fund overview continued

Q. What were the leading contributors to performance?

A. The leading contributor to performance for the period was stock selection in long positions in the Financials — Banks sector, and both long and short positions in the Consumer Cyclicals1 sector. In terms of individual stock holdings, the biggest contributors were overweight positions in General Cable Corp. and Jarden Corp., both of which had a return in triple digits for the period held. Also contributing was an overweight to Industrials stock Joy Global Inc., a manufacturer of underground mining machinery with improving estimates, which had a return of over 100% for the period held.

The Fund’s underweight to the Industrials sector and overweight to the Software & Services sector also contributed to relative performance for the period.

Q. What were the leading detractors from performance?

A. Stock selection in long positions in the Financials — Insurance and Utilities sectors was the leading detractor from relative performance. In terms of individual stock holdings, the most significant detractors were a short position in Amazon.com, which had a return of almost 50% for the period shorted, and an overweight to AFLAC Inc., which had a negative return. Selection in the Energy sector also detracted, most notably due to a position taken in Tesoro Corp.

The Fund’s underweight to the Financials sector and overweight to the Information Technology sector were also detractors from relative performance.

Thank you for your investment in Legg Mason Batterymarch 130/30 U.S. Large Cap Equity Fund. As always, we appreciate that you have chosen us to manage your assets.

Sincerely,

Batterymarch Financial Management, Inc.

November 24, 2009

[1]	Consumer Cyclicals consists of all the industries within the Consumer Discretionary sector, excluding Retailers.

4	Legg Mason Batterymarch 130/30 U.S. Large Cap Equity Fund 2009 Annual Report

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of October 31, 2009 and are subject to change and may not be representative of the portfolio managers’ current or future investments. The Fund’s top ten long holdings (as a percentage of net assets) as of this date were: Exxon Mobil Corp. (3.4%), International Business Machines Corp. (2.3%), Microsoft Corp. (2.2%), AT&T Inc. (1.7%), Apple Inc. (1.7%), Chevron Corp. (1.6%), JPMorgan Chase & Co. (1.6%), Hewlett-Packard Co. (1.5%), Cisco Systems Inc. (1.5%) and Johnson & Johnson (1.3%). The Fund’s top ten short holdings (as a percentage of net assets) as of this date were: Smith International Inc. (0.4%), AMETEK Inc. (0.4%), Abercrombie & Fitch Co. (0.3%), International Flavors & Fragrances Inc. (0.3%), Roper Industries Inc. (0.3%), Alberto-Culver Co. (0.3%), Lexmark International Inc. (0.3%), Interactive Data Corp. (0.3%), Paychex Inc. (0.3%) and Petrohawk Energy Corp. (0.3%). Please refer to pages 12 through 26 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five long sector holdings (as a percentage of net assets) as of October 31, 2009 were: Information Technology (27.4%), Health Care (16.0%), Financials (15.6%), Consumer Discretionary (14.5%) and Energy (14.4%). The Fund’s top five short sector holdings (as a percentage of net assets) as of October 31, 2009 were: Industrials (4.6%), Information Technology (4.0%), Consumer Discretionary (3.2%), Financials (2.8%) and Energy (2.2%). The Fund’s portfolio composition is subject to change at any time.

RISKS: The Fund may not perform as well as other investments if the U.S. stock markets and, especially, large-capitalization stocks decline or perform poorly relative to other types of investments. Because the Fund uses short sales as part of its investment strategy, the Fund bears certain additional risks. The Fund may suffer significant losses on assets that it sells short. Unlike the possible loss on a security that is purchased, there is no limit on the amount of loss on an appreciating security that is sold short. By using the cash proceeds from short sales to purchase additional securities, the Fund expects to use leverage, which involves special risks. The use of leverage may cause increased volatility of returns. The Fund cannot guarantee that its leveraging strategy will be successful. The Fund may engage in active and frequent trading, resulting in higher portfolio turnover and transaction costs. This may lead to the distribution of higher capital gains to shareholders, increasing their tax liability. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	The price-to-book (“P/B”) ratio is a stock’s price divided by the stock’s per share book value.

ii	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

iii

The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

Legg Mason Batterymarch 130/30 U.S. Large Cap Equity Fund 2009 Annual Report	5

Fund at a glance† (unaudited)

INVESTMENT BREAKDOWN (%) As a percent of total investments

†	The bar graphs above represent the composition of the Fund’s investments as of October 31, 2009 and October 31, 2008 and do not include derivatives. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

6	Legg Mason Batterymarch 130/30 U.S. Large Cap Equity Fund 2009 Annual Report

SECURITIES SOLD SHORT BREAKDOWN† (%) As a percent of total securities sold short

†	The bar graphs above represent the composition of the Fund’s investments as of October 31, 2009 and October 31, 2008 and do not include derivatives. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

Legg Mason Batterymarch 130/30 U.S. Large Cap Equity Fund 2009 Annual Report	7

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on May 1, 2009 and held for the period ended October 31, 2009.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

BASED ON ACTUAL TOTAL RETURN[1]
	ACTUAL TOTAL RETURN WITHOUT SALES CHARGES[2]	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	ANNUALIZED EXPENSE RATIO[3]	EXPENSES PAID DURING THE PERIOD[4]
Class A	16.92%	$1,000.00	$1,169.20	2.09%	$11.43
Class C	16.36	1,000.00	1,163.60	2.84	15.49
Class FI	16.92	1,000.00	1,169.20	2.08	11.37
Class R	16.90	1,000.00	1,169.00	2.34	12.79
Class I	16.94	1,000.00	1,169.40	1.84	10.06

[1]	For the six months ended October 31, 2009.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	The expense ratios include interest and dividend expense and collateral management fees related to securities sold short and not subject to a contractual expense limitation.

[4]

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

8	Legg Mason Batterymarch 130/30 U.S. Large Cap Equity Fund 2009 Annual Report

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

BASED ON HYPOTHETICAL TOTAL RETURN[1]
	HYPOTHETICAL ANNUALIZED TOTAL RETURN	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	ANNUALIZED EXPENSE RATIO[2]	EXPENSES PAID DURING THE PERIOD[3]
Class A	5.00%	$1,000.00	$1,014.67	2.09%	$10.61
Class C	5.00	1,000.00	1,010.89	2.84	14.39
Class FI	5.00	1,000.00	1,014.72	2.08	10.56
Class R	5.00	1,000.00	1,013.41	2.34	11.88
Class I	5.00	1,000.00	1,015.93	1.84	9.35

[1]	For the six months ended October 31, 2009.

[2]	The expense ratios include interest and dividend expense and collateral management fees related to securities sold short and not subject to a contractual expense limitation.

[3]

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year then divided by 365.

Legg Mason Batterymarch 130/30 U.S. Large Cap Equity Fund 2009 Annual Report	9

Fund performance (unaudited)

AVERAGE ANNUAL TOTAL RETURNS[1]
	WITHOUT SALES CHARGES[2]
	CLASS A	CLASS C	CLASS FI	CLASS R	CLASS I
Twelve Months Ended 10/31/09	0.65%	-0.16%	0.68%	0.49%	0.85%
Inception* through 10/31/09	-18.52	-19.12	-18.50	-18.69	-18.32

	WITH SALES CHARGES[3]
	CLASS A	CLASS C	CLASS FI	CLASS R	CLASS I
Twelve Months Ended 10/31/09	-5.13%	-1.16%	0.68%	0.49%	0.85%
Inception* through 10/31/09	-20.93	-19.12	-18.50	-18.69	-18.32

CUMULATIVE TOTAL RETURNS[1]
			WITHOUT SALES CHARGES[2]
Class A (Inception date of 11/8/07 through 10/31/09)			-33.34%
Class C (Inception date of 11/8/07 through 10/31/09)			-34.32
Class FI (Inception date of 11/8/07 through 10/31/09)			-33.32
Class R (Inception date of 11/8/07 through 10/31/09)			-33.62
Class I (Inception date of 11/8/07 through 10/31/09)			-33.03

[1]

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable CDSC with respect to Class C shares.

[3]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.75%; Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception date for Class A, C, FI, R and I shares is November 8, 2007.

10	Legg Mason Batterymarch 130/30 U.S. Large Cap Equity Fund 2009 Annual Report

Historical performance (unaudited)

VALUE OF $10,000 INVESTED IN CLASS A, C, FI, R AND I SHARES OF LEGG MASON BATTERYMARCH 130/30 U.S. LARGE CAP EQUITY FUND VS. RUSSELL 1000 INDEX† — November 8, 2007 - October 2009

†	Hypothetical illustration of $10,000 invested in Class A, C, FI, R and I shares of Legg Mason Batterymarch 130/30 U.S. Large Cap Equity Fund at inception on November 8, 2007, assuming the deduction of the maximum initial sales charge of 5.75% at the time of investment for Class A shares and the reinvestment of all distributions, including returns of capital, if any, at net asset value through October 31, 2009. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index.

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

Legg Mason Batterymarch 130/30 U.S. Large Cap Equity Fund 2009 Annual Report	11

Schedule of investments

October 31, 2009

LEGG MASON BATTERYMARCH 130/30 U.S. LARGE CAP EQUITY FUND
SHARES	SECURITY	VALUE

COMMON STOCKS — 122.5%
CONSUMER DISCRETIONARY — 14.5%
	Diversified Consumer Services — 0.6%
350	Apollo Group Inc., Class A Shares(a)*	$19,985
840	Career Education Corp.(a)*	17,506
170	ITT Educational Services Inc.(a)*	15,359
	Total Diversified Consumer Services	52,850
	Hotels, Restaurants & Leisure — 1.6%
420	Chipotle Mexican Grill Inc., Class A(a)*	34,226
700	McDonald’s Corp.	41,027
450	Panera Bread Co., Class A Shares*	26,991
1,300	Starbucks Corp.(a)*	24,674
	Total Hotels, Restaurants & Leisure	126,918
	Household Durables — 1.6%
2,440	D.R. Horton Inc.(a)	26,742
1,700	Jarden Corp.(a)	46,563
1,810	Newell Rubbermaid Inc.(a)	26,263
720	Stanley Works	32,566
	Total Household Durables	132,134
	Leisure Equipment & Products — 0.3%
1,350	Mattel Inc.	25,555
	Media — 3.1%
1,810	Cablevision Systems Corp., New York Group, Class A Shares	41,558
3,080	Comcast Corp., Class A Shares	44,660
670	McGraw-Hill Cos. Inc.(a)	19,283
2,520	News Corp., Class A Shares	29,030
1,080	Time Warner Cable Inc.(a)	42,595
1,370	Time Warner Inc.(a)	41,264
1,080	Walt Disney Co.(a)	29,560
	Total Media	247,950
	Multiline Retail — 2.1%
1,190	Big Lots Inc.*	29,810
554	Dollar Tree Inc.(a)*	25,002
1,030	Kohl’s Corp.*	58,937
1,150	Target Corp.	55,694
	Total Multiline Retail	169,443
	Specialty Retail — 3.9%
1,080	Aeropostale Inc.(a)*	40,532
2,570	Gap Inc.	54,844
1,350	Guess? Inc.(a)	49,343
960	Home Depot Inc.	24,086

See Notes to Financial Statements.

12	Legg Mason Batterymarch 130/30 U.S. Large Cap Equity Fund 2009 Annual Report

LEGG MASON BATTERYMARCH 130/30 U.S. LARGE CAP EQUITY FUND
SHARES	SECURITY	VALUE

	Specialty Retail — 3.9% continued
1,090	Lowe’s Cos. Inc.(a)	$21,331
1,950	RadioShack Corp.(a)	32,936
930	Ross Stores Inc.	40,929
1,350	TJX Cos. Inc.	50,423
	Total Specialty Retail	314,424
	Textiles, Apparel & Luxury Goods — 1.3%
1,440	Coach Inc.	47,476
210	NIKE Inc., Class B Shares(a)	13,058
590	Polo Ralph Lauren Corp.(a)	43,908
	Total Textiles, Apparel & Luxury Goods	104,442
	TOTAL CONSUMER DISCRETIONARY	1,173,716
CONSUMER STAPLES — 10.8%
	Beverages — 2.2%
1,534	Coca-Cola Co.	81,777
1,760	Coca-Cola Enterprises Inc.(a)	33,563
1,034	PepsiCo Inc.	62,609
	Total Beverages	177,949
	Food & Staples Retailing — 2.5%
1,946	CVS Caremark Corp.	68,694
1,611	Wal-Mart Stores Inc.	80,034
1,330	Walgreen Co.	50,314
	Total Food & Staples Retailing	199,042
	Food Products — 1.7%
1,950	ConAgra Foods Inc.(a)	40,950
4,670	Del Monte Foods Co.(a)	50,436
630	H.J. Heinz Co.(a)	25,351
830	Kraft Foods Inc., Class A Shares(a)	22,842
	Total Food Products	139,579
	Household Products — 2.2%
320	Colgate-Palmolive Co.(a)	25,162
850	Kimberly-Clark Corp.	51,986
1,796	Procter & Gamble Co.	104,168
	Total Household Products	181,316
	Tobacco — 2.2%
2,367	Altria Group Inc.	42,866
420	Lorillard Inc.	32,643
1,387	Philip Morris International Inc.	65,688
700	Reynolds American Inc.	33,936
	Total Tobacco	175,133
	TOTAL CONSUMER STAPLES	873,019

See Notes to Financial Statements.

Legg Mason Batterymarch 130/30 U.S. Large Cap Equity Fund 2009 Annual Report	13

Schedule of investments continued

October 31, 2009

LEGG MASON BATTERYMARCH 130/30 U.S. LARGE CAP EQUITY FUND
SHARES	SECURITY	VALUE

ENERGY — 14.4%
	Energy Equipment & Services — 3.1%
310	Diamond Offshore Drilling Inc.(a)	$29,528
1,200	Dresser-Rand Group Inc.(a)*	35,364
770	National-Oilwell Varco Inc.(a)*	31,562
1,280	Noble Corp.(a)	52,147
830	Pride International Inc.(a)*	24,535
470	Schlumberger Ltd.	29,234
310	SEACOR Holdings Inc.(a)*	25,194
290	Transocean Ltd.*	24,334
	Total Energy Equipment & Services	251,898
	Oil, Gas & Consumable Fuels — 11.3%
430	Anadarko Petroleum Corp.	26,200
629	Apache Corp.	59,202
320	Canadian Natural Resources Ltd.	20,694
1,737	Chevron Corp.	132,950
1,724	ConocoPhillips	86,510
640	CONSOL Energy Inc.(a)	27,399
3,845	Exxon Mobil Corp.	275,571
830	Marathon Oil Corp.(a)	26,535
790	Murphy Oil Corp.	48,301
640	Occidental Petroleum Corp.	48,563
690	Peabody Energy Corp.	27,317
1,220	Southern Union Co.(a)	23,875
2,430	Talisman Energy Inc.	41,237
770	Walter Industries Inc.(a)	45,045
1,000	Williams Cos. Inc.	18,850
	Total Oil, Gas & Consumable Fuels	908,249
	TOTAL ENERGY	1,160,147
FINANCIALS — 15.6%
	Capital Markets — 3.9%
1,230	Ameriprise Financial Inc.	42,644
754	Bank of New York Mellon Corp.	20,102
120	BlackRock Inc., Class A Shares	25,979
480	Goldman Sachs Group Inc.	81,681
1,360	Jefferies Group Inc.(a)*	35,496
1,330	Morgan Stanley(a)	42,720
410	State Street Corp.	17,212
2,450	TD Ameritrade Holding Corp.*	47,285
	Total Capital Markets	313,119

See Notes to Financial Statements.

14	Legg Mason Batterymarch 130/30 U.S. Large Cap Equity Fund 2009 Annual Report

LEGG MASON BATTERYMARCH 130/30 U.S. LARGE CAP EQUITY FUND
SHARES	SECURITY	VALUE

	Commercial Banks — 2.4%
1,010	BancorpSouth Inc.(a)	$22,806
410	Bank of Montreal	19,012
490	Cullen/Frost Bankers Inc.(a)	22,927
1,560	U.S. Bancorp	36,223
3,490	Wells Fargo & Co.	96,045
	Total Commercial Banks	197,013
	Consumer Finance — 0.4%
960	American Express Co.	33,446
	Diversified Financial Services — 3.0%
6,165	Bank of America Corp.	89,886
6,020	Citigroup Inc.	24,622
3,015	JPMorgan Chase & Co.	125,936
	Total Diversified Financial Services	240,444
	Insurance — 4.0%
840	AFLAC Inc.	34,852
550	Allstate Corp.	16,264
600	American Financial Group Inc.(a)	14,760
860	Chubb Corp.	41,727
1,080	MetLife Inc.	36,752
320	PartnerRe Ltd.	24,474
1,450	Progressive Corp.*	23,200
950	Prudential Financial Inc.	42,968
785	Travelers Cos. Inc.	39,085
2,450	Unum Group(a)	48,877
	Total Insurance	322,959
	Real Estate Investment Trusts (REITs) — 1.6%
1,850	Annaly Capital Management Inc.	31,284
600	Digital Realty Trust Inc.(a)	27,078
5,510	HRPT Properties Trust(a)	38,735
1,020	Liberty Property Trust(a)	29,957
	Total Real Estate Investment Trusts (REITs)	127,054
	Thrifts & Mortgage Finance — 0.3%
2,030	Hudson City Bancorp Inc.	26,674
	TOTAL FINANCIALS	1,260,709
HEALTH CARE — 16.0%
	Biotechnology — 1.0%
830	Amgen Inc.*	44,596
460	Biogen Idec Inc.*	19,380
480	Gilead Sciences Inc.*	20,424
	Total Biotechnology	84,400

See Notes to Financial Statements.

Legg Mason Batterymarch 130/30 U.S. Large Cap Equity Fund 2009 Annual Report	15

Schedule of investments continued

October 31, 2009

LEGG MASON BATTERYMARCH 130/30 U.S. LARGE CAP EQUITY FUND
SHARES	SECURITY	VALUE

	Health Care Equipment & Supplies — 3.6%
280	Baxter International Inc.	$15,137
590	Beckman Coulter Inc.	37,955
770	Covidien PLC	32,432
1,170	Hospira Inc.(a)*	52,229
1,290	Kinetic Concepts Inc.(a)*	42,815
480	Medtronic Inc.	17,136
350	Millipore Corp.*	23,453
870	ResMed Inc.(a)*	42,813
440	Zimmer Holdings Inc.*	23,131
	Total Health Care Equipment & Supplies	287,101
	Health Care Providers & Services — 3.7%
1,120	Aetna Inc.(a)	29,154
2,580	AmerisourceBergen Corp.	57,147
1,910	Coventry Health Care Inc.(a)*	37,875
318	Express Scripts Inc.*	25,415
670	McKesson Corp.	39,349
920	Medco Health Solutions Inc.*	51,630
1,490	UnitedHealth Group Inc.	38,665
470	WellPoint Inc.*	21,977
	Total Health Care Providers & Services	301,212
	Life Sciences Tools & Services — 1.0%
540	Charles River Laboratories International Inc.(a)*	19,721
1,300	Life Technologies Corp.*	61,321
	Total Life Sciences Tools & Services	81,042
	Pharmaceuticals — 6.7%
520	Abbott Laboratories	26,296
2,067	Bristol-Myers Squibb Co.	45,061
490	Eli Lilly & Co.	16,665
2,060	Endo Pharmaceuticals Holdings Inc.(a)*	46,144
740	Forest Laboratories Inc.(a)*	20,476
1,810	Johnson & Johnson	106,880
2,121	Merck & Co. Inc.	65,603
5,502	Pfizer Inc.	93,699
1,840	Schering-Plough Corp.	51,888
1,180	Warner Chilcott PLC*	26,137
1,274	Watson Pharmaceuticals Inc.*	43,851
	Total Pharmaceuticals	542,700
	TOTAL HEALTH CARE	1,296,455

See Notes to Financial Statements.

16	Legg Mason Batterymarch 130/30 U.S. Large Cap Equity Fund 2009 Annual Report

LEGG MASON BATTERYMARCH 130/30 U.S. LARGE CAP EQUITY FUND
SHARES	SECURITY	VALUE

INDUSTRIALS — 9.3%
	Aerospace & Defense — 2.6%
350	Boeing Co.	$16,730
932	General Dynamics Corp.	58,436
740	Honeywell International Inc.(a)	26,559
436	Northrop Grumman Corp.	21,857
951	Raytheon Co.	43,061
717	United Technologies Corp.	44,060
	Total Aerospace & Defense	210,703
	Air Freight & Logistics — 0.2%
330	United Parcel Service Inc., Class B Shares	17,714
	Construction & Engineering — 1.7%
2,010	EMCOR Group Inc.(a)*	47,476
440	Fluor Corp.	19,545
2,360	KBR Inc.	48,309
790	Shaw Group Inc.*	20,272
	Total Construction & Engineering	135,602
	Industrial Conglomerates — 2.4%
720	3M Co.	52,970
730	Carlisle Cos. Inc.(a)	22,659
5,437	General Electric Co.	77,532
1,260	Tyco International Ltd.	42,273
	Total Industrial Conglomerates	195,434
	Machinery — 1.0%
1,120	Joy Global Inc.(a)	56,459
740	Pall Corp.	23,488
	Total Machinery	79,947
	Marine — 0.4%
880	Kirby Corp.*	29,744
	Road & Rail — 1.0%
1,050	CSX Corp.	44,289
630	Union Pacific Corp.	34,738
	Total Road & Rail	79,027
	TOTAL INDUSTRIALS	748,171
INFORMATION TECHNOLOGY — 27.4%
	Communications Equipment — 3.5%
5,140	Cisco Systems Inc.*	117,449
1,280	Corning Inc.	18,701
880	F5 Networks Inc.*	39,503
870	Harris Corp.	36,296
5,480	Motorola Inc.	46,964

See Notes to Financial Statements.

Legg Mason Batterymarch 130/30 U.S. Large Cap Equity Fund 2009 Annual Report	17

Schedule of investments continued

October 31, 2009

LEGG MASON BATTERYMARCH 130/30 U.S. LARGE CAP EQUITY FUND
SHARES	SECURITY	VALUE

	Communications Equipment — 3.5% continued
620	QUALCOMM Inc.(a)	$25,674
	Total Communications Equipment	284,587
	Computers & Peripherals — 7.0%
719	Apple Inc.*	135,531
760	Diebold Inc.	22,982
2,770	EMC Corp.*	45,622
2,543	Hewlett-Packard Co.	120,691
1,520	International Business Machines Corp.	183,327
1,100	Teradata Corp.*	30,668
817	Western Digital Corp.(a)*	27,517
	Total Computers & Peripherals	566,338
	Electronic Equipment, Instruments & Components — 1.7%
3,670	Jabil Circuit Inc.(a)	49,105
1,510	Molex Inc.(a)	28,192
930	Tech Data Corp.*	35,740
1,170	Tyco Electronics Ltd.	24,862
	Total Electronic Equipment, Instruments & Components	137,899
	Internet Software & Services — 2.0%
1,820	eBay Inc.*	40,531
182	Google Inc., Class A Shares*	97,574
1,030	IAC/InterActiveCorp*	19,508
	Total Internet Software & Services	157,613
	IT Services — 3.7%
1,530	Accenture PLC, Class A Shares	56,732
930	Computer Sciences Corp.*	47,160
3,890	Convergys Corp.*	42,207
1,640	Fidelity National Information Services Inc.	35,686
1,280	Hewitt Associates Inc., Class A Shares(a)*	45,466
350	Visa Inc.(a)	26,516
2,390	Western Union Co.	43,426
	Total IT Services	297,193
	Semiconductors & Semiconductor Equipment — 4.0%
1,454	ASML Holding NV, New York Registered Shares	39,171
3,070	Cypress Semiconductor Corp.(a)*	25,880
3,090	Integrated Device Technology Inc.*	18,169
5,437	Intel Corp.	103,901
5,830	LSI Corp.(a)*	29,850
2,780	Marvell Technology Group Ltd.(a)*	38,142
2,700	PMC-Sierra Inc.(a)*	23,004
2,840	Teradyne Inc.(a)*	23,771

See Notes to Financial Statements.

18	Legg Mason Batterymarch 130/30 U.S. Large Cap Equity Fund 2009 Annual Report

LEGG MASON BATTERYMARCH 130/30 U.S. LARGE CAP EQUITY FUND
SHARES	SECURITY	VALUE

	Semiconductors & Semiconductor Equipment — 4.0% continued
970	Texas Instruments Inc.(a)	$22,746
	Total Semiconductors & Semiconductor Equipment	324,634
	Software — 5.5%
1,383	BMC Software Inc.(a)*	51,392
1,230	Broadridge Financial Solutions Inc.	25,597
6,405	Microsoft Corp.	177,611
4,712	Oracle Corp.	99,423
1,463	Sybase Inc.(a)*	57,876
1,370	Synopsys Inc.(a)*	30,140
	Total Software	442,039
	TOTAL INFORMATION TECHNOLOGY	2,210,303
MATERIALS — 5.8%
	Chemicals — 2.3%
1,390	Dow Chemical Co.(a)	32,637
4,130	Huntsman Corp.(a)	32,834
480	Lubrizol Corp.	31,949
260	Monsanto Co.(a)	17,467
1,940	Nalco Holding Co.(a)	41,031
973	Terra Industries Inc.	30,912
	Total Chemicals	186,830
	Containers & Packaging — 1.0%
580	Ball Corp.	28,611
1,100	Crown Holdings Inc.*	29,315
1,260	Packaging Corp of America	23,033
	Total Containers & Packaging	80,959
	Metals & Mining — 2.1%
2,100	Alcoa Inc.(a)	26,082
1,400	Cliffs Natural Resources Inc.(a)	49,798
250	Freeport-McMoRan Copper & Gold Inc.*	18,340
1,260	IAMGOLD Corp.(a)	16,569
1,110	Reliance Steel & Aluminum Co.	40,493
1,550	Steel Dynamics Inc.	20,754
	Total Metals & Mining	172,036
	Paper & Forest Products — 0.4%
1,400	International Paper Co.(a)	31,234
	TOTAL MATERIALS	471,059
TELECOMMUNICATION SERVICES — 3.0%
	Diversified Telecommunication Services — 2.8%
5,432	AT&T Inc.	139,439
4,510	Qwest Communications International Inc.(a)	16,191

See Notes to Financial Statements.

Legg Mason Batterymarch 130/30 U.S. Large Cap Equity Fund 2009 Annual Report	19

Schedule of investments continued

October 31, 2009

LEGG MASON BATTERYMARCH 130/30 U.S. LARGE CAP EQUITY FUND
SHARES	SECURITY	VALUE

	Diversified Telecommunication Services — 2.8% continued
2,283	Verizon Communications Inc.	$67,554
	Total Diversified Telecommunication Services	223,184
	Wireless Telecommunication Services — 0.2%
690	NII Holdings Inc.*	18,582
	TOTAL TELECOMMUNICATION SERVICES	241,766
UTILITIES — 5.7%
	Electric Utilities — 0.8%
1,620	DPL Inc.(a)	41,051
530	FirstEnergy Corp.	22,938
	Total Electric Utilities	63,989
	Gas Utilities — 1.1%
710	AGL Resources Inc.(a)	24,822
950	Atmos Energy Corp.	26,457
570	Energen Corp.(a)	25,012
640	UGI Corp.(a)	15,283
	Total Gas Utilities	91,574
	Independent Power Producers & Energy Traders — 1.4%
2,560	AES Corp.*	33,459
1,260	Constellation Energy Group Inc.	38,959
1,750	NRG Energy Inc.(a)*	40,233
	Total Independent Power Producers & Energy Traders	112,651
	Multi-Utilities — 2.4%
490	Dominion Resources Inc.	16,704
580	Integrys Energy Group Inc.(a)	20,068
1,210	NSTAR	37,449
630	OGE Energy Corp.(a)	20,929
900	PG&E Corp.	36,801
880	Public Service Enterprise Group Inc.	26,224
590	Sempra Energy	30,356
	Total Multi-Utilities	188,531
	TOTAL UTILITIES	456,745
	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT (Cost — $9,400,301)	9,892,090

See Notes to Financial Statements.

20	Legg Mason Batterymarch 130/30 U.S. Large Cap Equity Fund 2009 Annual Report

LEGG MASON BATTERYMARCH 130/30 U.S. LARGE CAP EQUITY FUND
SHARES	SECURITY	VALUE

SHORT-TERM INVESTMENT — 2.2%
	Repurchase Agreement — 2.2%
$178,000	State Street Bank & Trust Co., repurchase agreement dated 10/30/09, 0.010% due 11/2/09; Proceeds at maturity — $178,000; (Fully collateralized by U.S. Treasury Bills, 0.000% due 4/15/10; Market value — $184,871) (Cost — $178,000)	$178,000
	TOTAL INVESTMENTS — 124.7% (Cost — $9,578,301#)	10,070,090
	Securities Sold Short, at Value — (23.9)% (Proceeds — $1,888,362#)	(1,928,815)
	Liabilities in Excess of Other Assets — (0.8)%	(62,523)
	TOTAL NET ASSETS — 100.0%	$8,078,752

*	Non-income producing security.

(a)	All or a portion of this security is on loan (See Note 1).

#	Aggregate cost for federal income tax purposes is $7,837,499.

See Notes to Financial Statements.

Legg Mason Batterymarch 130/30 U.S. Large Cap Equity Fund 2009 Annual Report	21

Schedule of securities sold short†

October 31, 2009

LEGG MASON BATTERYMARCH 130/30 U.S. LARGE CAP EQUITY FUND
SHARES	SECURITY	VALUE

COMMON STOCKS — (23.9)%
CONSUMER DISCRETIONARY — (3.2)%
	Auto Components — (0.3)%
690	BorgWarner Inc.	$20,921
	Hotels, Restaurants & Leisure — (1.4)%
1,320	Brinker International Inc.	16,685
1,340	Burger King Holdings Inc.	22,994
680	Choice Hotels International Inc.	20,278
760	Penn National Gaming Inc.*	19,099
1,190	Scientific Games Corp.*	16,743
620	Yum! Brands Inc.	20,429
	Total Hotels, Restaurants & Leisure	116,228
	Household Durables — (0.2)%
1,497	Pulte Homes Inc.	13,488
	Media — (0.3)%
970	Interactive Data Corp.	25,511
	Specialty Retail — (1.0)%
860	Abercrombie & Fitch Co., Class A Shares	28,225
130	AutoZone Inc.*	17,590
1,850	Foot Locker Inc.	19,388
510	O’Reilly Automotive Inc.*	19,013
	Total Specialty Retail	84,216
	TOTAL CONSUMER DISCRETIONARY	260,364
CONSUMER STAPLES — (1.8)%
	Beverages — (0.2)%
390	Brown-Forman Corp., Class B Shares	19,036
	Food & Staples Retailing — (0.5)%
280	Costco Wholesale Corp.	15,918
1,050	Safeway Inc.	23,446
	Total Food & Staples Retailing	39,364
	Food Products — (0.5)%
330	Bunge Ltd.	18,830
830	Flowers Foods Inc.	19,389
	Total Food Products	38,219
	Personal Products — (0.6)%
980	Alberto-Culver Co.	26,284
560	Estee Lauder Cos. Inc., Class A Shares	23,800
	Total Personal Products	50,084
	TOTAL CONSUMER STAPLES	146,703

See Notes to Financial Statements.

22	Legg Mason Batterymarch 130/30 U.S. Large Cap Equity Fund 2009 Annual Report

LEGG MASON BATTERYMARCH 130/30 U.S. LARGE CAP EQUITY FUND
SHARES	SECURITY	VALUE

ENERGY — (2.2)%
	Energy Equipment & Services — (0.7)%
530	Baker Hughes Inc.	$22,297
1,110	Smith International Inc.	30,780
	Total Energy Equipment & Services	53,077
	Oil, Gas & Consumable Fuels — (1.5)%
900	Arch Coal Inc.	19,494
1,460	Denbury Resources Inc.*	21,316
1,980	El Paso Corp.	19,424
1,440	Mariner Energy Inc.*	18,346
1,050	Petrohawk Energy Corp.*	24,696
610	TransCanada Corp.	18,629
	Total Oil, Gas & Consumable Fuels	121,905
	TOTAL ENERGY	174,982
FINANCIALS — (2.8)%
	Commercial Banks — (0.6)%
1,800	Associated Banc-Corp.	23,058
550	City National Corp.	20,718
	Total Commercial Banks	43,776
	Consumer Finance — (0.2)%
1,930	SLM Corp.*	18,721
	Diversified Financial Services — (0.2)%
970	Nasdaq OMX Group Inc.*	17,518
	Insurance — (0.9)%
80	Alleghany Corp.*	20,000
800	Cincinnati Financial Corp.	20,288
460	Erie Indemnity Co., Class A Shares	16,215
60	Markel Corp.*	19,362
	Total Insurance	75,865
	Real Estate Investment Trusts (REITs) — (0.9)%
290	AvalonBay Communities Inc.	19,946
1,020	Kimco Realty Corp.	12,893
540	Regency Centers Corp.	18,117
1,560	UDR Inc.	22,433
	Total Real Estate Investment Trusts (REITs)	73,389
	TOTAL FINANCIALS	229,269
HEALTH CARE — (1.7)%
	Biotechnology — (0.4)%
320	United Therapeutics Corp.*	13,613
580	Vertex Pharmaceuticals Inc.*	19,465
	Total Biotechnology	33,078

See Notes to Financial Statements.

Legg Mason Batterymarch 130/30 U.S. Large Cap Equity Fund 2009 Annual Report	23

Schedule of securities sold short† continued

October 31, 2009

LEGG MASON BATTERYMARCH 130/30 U.S. LARGE CAP EQUITY FUND
SHARES	SECURITY	VALUE

	Health Care Equipment & Supplies — (0.6)%
270	C.R. Bard Inc.	$20,269
930	Hologic Inc.*	13,745
660	Masimo Corp.*	17,536
	Total Health Care Equipment & Supplies	51,550
	Life Sciences Tools & Services — (0.7)%
1,550	MDS Inc.*	12,354
960	Pharmaceutical Product Development Inc.	20,688
330	Techne Corp.	20,628
	Total Life Sciences Tools & Services	53,670
	TOTAL HEALTH CARE	138,298
INDUSTRIALS — (4.6)%
	Air Freight & Logistics — (0.2)%
610	Expeditors International of Washington Inc.	19,654
	Commercial Services & Supplies — (0.8)%
1,010	Covanta Holding Corp.*	17,352
470	Stericycle Inc.*	24,614
650	Waste Connections Inc.*	20,429
	Total Commercial Services & Supplies	62,395
	Construction & Engineering — (0.2)%
720	Quanta Services Inc.*	15,264
	Electrical Equipment — (0.9)%
810	AMETEK Inc.	28,261
130	First Solar Inc.*	15,851
520	Roper Industries Inc.	26,286
	Total Electrical Equipment	70,398
	Machinery — (0.5)%
320	Danaher Corp.	21,834
460	Lincoln Electric Holdings Inc.	21,822
	Total Machinery	43,656
	Professional Services — (0.5)%
270	Dun & Bradstreet Corp.	20,671
410	FTI Consulting Inc.*	16,732
	Total Professional Services	37,403
	Road & Rail — (0.5)%
700	J.B. Hunt Transport Services Inc.	21,042
540	Landstar System Inc.	19,030
	Total Road & Rail	40,072
	Trading Companies & Distributors — (1.0)%
540	Fastenal Co.	18,630
740	GATX Corp.	20,113

See Notes to Financial Statements.

24	Legg Mason Batterymarch 130/30 U.S. Large Cap Equity Fund 2009 Annual Report

LEGG MASON BATTERYMARCH 130/30 U.S. LARGE CAP EQUITY FUND
SHARES	SECURITY	VALUE

	Trading Companies & Distributors — (1.0)% continued
410	MSC Industrial Direct Co. Inc., Class A Shares	$17,651
870	WESCO International Inc.*	22,237
	Total Trading Companies & Distributors	78,631
	TOTAL INDUSTRIALS	367,473
INFORMATION TECHNOLOGY — (4.0)%
	Communications Equipment — (0.2)%
240	Research In Motion Ltd.*	14,095
	Computers & Peripherals — (0.3)%
1,030	Lexmark International Inc., Class A Shares*	26,265
	Electronic Equipment, Instruments & Components — (0.6)%
880	FLIR Systems Inc.*	24,473
350	Itron Inc.*	21,014
	Total Electronic Equipment, Instruments & Components	45,487
	Internet Software & Services — (0.2)%
940	Yahoo! Inc.*	14,946
	IT Services — (0.6)%
520	Automatic Data Processing Inc.	20,696
880	Paychex Inc.	25,001
	Total IT Services	45,697
	Semiconductors & Semiconductor Equipment — (1.2)%
3,420	Advanced Micro Devices Inc.*	15,732
1,750	Applied Materials Inc.	21,350
4,330	Atmel Corp.*	16,107
760	Linear Technology Corp.	19,669
1,140	MEMC Electronic Materials Inc.*	14,159
860	Rambus Inc.*	13,760
	Total Semiconductors & Semiconductor Equipment	100,777
	Software — (0.9)%
1,700	Activision Blizzard Inc.*	18,411
740	Autodesk Inc.*	18,448
510	Citrix Systems Inc.*	18,748
1,080	Electronic Arts Inc.*	19,699
	Total Software	75,306
	TOTAL INFORMATION TECHNOLOGY	322,573
MATERIALS — (1.5)%
	Chemicals — (1.1)%
710	International Flavors & Fragrances Inc.	27,044
870	Intrepid Potash Inc.*	22,411
360	Mosaic Co.	16,823

See Notes to Financial Statements.

Legg Mason Batterymarch 130/30 U.S. Large Cap Equity Fund 2009 Annual Report	25

Schedule of securities sold short† continued

October 31, 2009

LEGG MASON BATTERYMARCH 130/30 U.S. LARGE CAP EQUITY FUND
SHARES	SECURITY	VALUE

	Chemicals — (1.1)% continued
390	Sigma-Aldrich Corp.	$20,253
	Total Chemicals	86,531
	Construction Materials — (0.2)%
350	Vulcan Materials Co.	16,110
	Containers & Packaging — (0.2)%
520	AptarGroup Inc.	18,361
	TOTAL MATERIALS	121,002
TELECOMMUNICATION SERVICES — (1.0)%
	Diversified Telecommunication Services — (0.5)%
2,320	Frontier Communications Corp.	16,634
2,120	Windstream Corp.	20,437
	Total Diversified Telecommunication Services	37,071
	Wireless Telecommunication Services — (0.5)%
810	SBA Communications Corp., Class A*	22,850
640	Telephone & Data Systems Inc.	18,957
	Total Wireless Telecommunication Services	41,807
	TOTAL TELECOMMUNICATION SERVICES	78,878
UTILITIES — (1.1)%
	Electric Utilities — (0.4)%
820	Allegheny Energy Inc.	18,712
1,030	Pepco Holdings Inc.	15,378
	Total Electric Utilities	34,090
	Gas Utilities — (0.2)%
730	Piedmont Natural Gas Co. Inc.	16,995
	Multi-Utilities — (0.5)%
750	Ameren Corp.	18,255
490	Consolidated Edison Inc.	19,933
	Total Multi-Utilities	38,188
	TOTAL UTILITIES	89,273
	TOTAL SECURITIES SOLD SHORT (Proceeds — $1,888,362)	$1,928,815

*	Non-income producing security.

†	Percentages indicated are based on net assets.

See Notes to Financial Statements.

26	Legg Mason Batterymarch 130/30 U.S. Large Cap Equity Fund 2009 Annual Report

Statement of assets and liabilities

October 31, 2009

ASSETS:
Investments, at value (Cost — $9,578,301)	$10,070,090
Cash	476
Receivable from investment manager	22,944
Dividends and interest receivable	12,371
Receivable for Fund shares sold	1,102
Prepaid expenses	29,022
Total Assets	10,136,005
LIABILITIES:
Investments sold short, at value (proceeds received $1,888,362)	1,928,815
Payable for Fund shares repurchased	6,000
Trustees’ fees payable	5,366
Distribution fees payable	2,051
Dividends and interest payable for short sales	2,047
Accrued expenses	112,974
Total Liabilities	2,057,253
TOTAL NET ASSETS	$8,078,752
NET ASSETS:
Par value (Note 7)	$11
Paid-in capital in excess of par value	11,727,788
Overdistributed net investment income	(14,845)
Accumulated net realized loss on investments, short sales and foreign currency transactions	(4,085,538)
Net unrealized appreciation on investments and short sales	451,336
TOTAL NET ASSETS	$8,078,752
Shares Outstanding:
Class A	440,191
Class C	77,102
Class FI	476,309
Class R	8,772
Class I	70,959
Net Asset Value:
Class A (and redemption price)	$7.53
Class C1	$7.48
Class FI (and redemption price)	$7.53
Class R (and redemption price)	$7.52
Class I (and redemption price)	$7.54
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$7.99

[1]	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

Legg Mason Batterymarch 130/30 U.S. Large Cap Equity Fund 2009 Annual Report	27

Statement of operations

For the Year Ended October 31, 2009

INVESTMENT INCOME:
Dividends	$186,241
Interest	41
Less: Foreign taxes withheld	(720)
Total Investment Income	185,562
EXPENSES:
Legal fees	98,604
Investment management fee (Note 2)	70,559
Registration fees	69,517
Shareholder reports (Note 5)	60,523
Audit and tax	45,401
Dividend expense on securities sold short	39,451
Distribution fees (Notes 2 and 5)	21,091
Transfer agent fees (Note 5)	12,601
Trustees’ fees	12,226
Interest expense	10,652
Custody fees	2,922
Collateral management fees	1,058
Insurance	928
Miscellaneous expenses	8,387
Total Expenses	453,920
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(293,469)
Net Expenses	160,451
NET INVESTMENT INCOME	25,111
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, SHORT SALES AND FOREIGN CURRENCY TRANSACTIONS (NOTES 1 AND 3):
Net Realized Loss From:
Investment transactions	(2,954,999)
Short sales	(338,069)
Foreign currency transactions	(56)
Net Realized Loss	(3,293,124)
Change in Net Unrealized Appreciation/Depreciation From:
Investments	4,273,506
Short sales	(987,955)
Change in Net Unrealized Appreciation/Depreciation	3,285,551
NET LOSS ON INVESTMENTS, SHORT SALES AND FOREIGN CURRENCY TRANSACTIONS	(7,573)
INCREASE IN NET ASSETS FROM OPERATIONS	$17,538

See Notes to Financial Statements.

28	Legg Mason Batterymarch 130/30 U.S. Large Cap Equity Fund 2009 Annual Report

Statements of changes in net assets

FOR THE YEARS ENDED OCTOBER 31,	2009	2008†
OPERATIONS:
Net investment income (loss)	$25,111	$(21,873)
Net realized loss	(3,293,124)	(784,751)
Change in net unrealized appreciation/depreciation	3,285,551	(2,834,215)
Increase (Decrease) in Net Assets From Operations	17,538	(3,640,839)
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 6):
Net investment income	(59,465)	—
Decrease in Net Assets From Distributions to Shareholders	(59,465)	—
FUND SHARE TRANSACTIONS (NOTE 7):
Net proceeds from sale of shares	994,669	11,655,402
Reinvestment of distributions	32,428	—
Cost of shares repurchased	(592,158)	(328,823)
Increase in Net Assets From Fund Share Transactions	434,939	11,326,579
INCREASE IN NET ASSETS	393,012	7,685,740
NET ASSETS:
Beginning of year	7,685,740	—
End of year*	$8,078,752	$7,685,740
* Includes (overdistributed)/undistributed net investment income of:	$(14,845)	$13,850

†	For the period November 8, 2007 (inception date) to October 31, 2008.

See Notes to Financial Statements.

Legg Mason Batterymarch 130/30 U.S. Large Cap Equity Fund 2009 Annual Report	29

Financial highlights

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31, UNLESS OTHERWISE NOTED:
CLASS A SHARES[1]	2009	2008[2]
NET ASSET VALUE, BEGINNING OF YEAR	$7.55	$11.40
INCOME (LOSS) FROM OPERATIONS:
Net investment income (loss)	0.03	(0.03)
Net realized and unrealized gain (loss)	0.01	(3.82)
Total income (loss) from operations	0.04	(3.85)
LESS DISTRIBUTIONS FROM:
Net investment income	(0.06)	—
Total distributions	(0.06)	—
NET ASSET VALUE, END OF YEAR	$7.53	$7.55
Total return[3]	0.65%	(33.77)%
NET ASSETS, END OF YEAR (000s)	$3,316	$3,158
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	6.33%	7.57%[4]
Gross expenses, excluding interest and dividend expense and collateral management fees	5.60	6.69 [4]
Net expenses[5,6]	2.23	2.37 [4,7]
Net expenses, excluding interest and dividend expense and collateral management fees[5,6]	1.50	1.50 [4,7]
Net investment income (loss)	0.40	(0.27)[4]
PORTFOLIO TURNOVER RATE	213%	134%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period November 8, 2007 (inception date) to October 31, 2008.

[3]

Performance figures, exclusive of sales charges, may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]

As a result of a contractual expense limitation, the ratio of expenses, other than brokerage, taxes, extraordinary expenses, interest, dividend expense and fees for management of collateral, to average net assets of Class A shares will not exceed 1.50% until February 28, 2010.

[7]	The impact to the expense ratio was less than 0.01% as a result of fees paid indirectly.

See Notes to Financial Statements.

30	Legg Mason Batterymarch 130/30 U.S. Large Cap Equity Fund 2009 Annual Report

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31, UNLESS OTHERWISE NOTED:
CLASS C SHARES[1]	2009	2008[2]
NET ASSET VALUE, BEGINNING OF YEAR	$7.50	$11.40
LOSS FROM OPERATIONS:
Net investment loss	(0.02)	(0.09)
Net realized and unrealized gain (loss)	0.01	(3.81)
Total loss from operations	(0.01)	(3.90)
LESS DISTRIBUTIONS FROM:
Net investment income	(0.01)	—
Total distributions	(0.01)	—
NET ASSET VALUE, END OF YEAR	$7.48	$7.50
Total return[3]	(0.16)%	(34.21)%
NET ASSETS, END OF YEAR (000s)	$577	$847
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	7.24%	9.38%[4]
Gross expenses, excluding interest and dividend expense and collateral management fees	6.49	8.57 [4]
Net expenses[5,6]	3.00	3.06 [4,7]
Net expenses, excluding interest and dividend expense and collateral management fees[5,6]	2.25	2.25 [4,7]
Net investment loss	(0.27)	(0.94)[4]
PORTFOLIO TURNOVER RATE	213%	134%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period November 8, 2007 (inception date) to October 31, 2008.

[3]

Performance figures, exclusive of CDSC, may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]

As a result of a contractual expense limitation, the ratio of expenses, other than brokerage, taxes, extraordinary expenses, interest, dividend expense and fees for management of collateral, to average net assets of Class C shares will not exceed 2.25% until February 28, 2010.

[7]	The impact to the expense ratio was less than 0.01% as a result of fees paid indirectly.

See Notes to Financial Statements.

Legg Mason Batterymarch 130/30 U.S. Large Cap Equity Fund 2009 Annual Report	31

Financial highlights continued

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31, UNLESS OTHERWISE NOTED:
CLASS FI SHARES[1]	2009	2008[2]
NET ASSET VALUE, BEGINNING OF YEAR	$7.55	$11.40
INCOME (LOSS) FROM OPERATIONS:
Net investment income (loss)	0.03	(0.02)
Net realized and unrealized gain (loss)	0.01	(3.83)
Total income (loss) from operations	0.04	(3.85)
LESS DISTRIBUTIONS FROM:
Net investment income	(0.06)	—
Total distributions	(0.06)	—
NET ASSET VALUE, END OF YEAR	$7.53	$7.55
Total return[3]	0.68%	(33.77)%
NET ASSETS, END OF YEAR (000s)	$3,585	$2,947
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	6.32%	7.83%[4]
Gross expenses, excluding interest and dividend expense and collateral management fees	5.60	6.99 [4]
Net expenses[5,6]	2.21	2.34 [4,7]
Net expenses, excluding interest and dividend expense and collateral management fees[5,6]	1.50	1.50 [4,7]
Net investment income (loss)	0.39	(0.16)[4]
PORTFOLIO TURNOVER RATE	213%	134%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period November 8, 2007 (inception date) to October 31, 2008.

[3]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]

As a result of a contractual expense limitation, the ratio of expenses, other than brokerage, taxes, extraordinary expenses, interest, dividend expense and fees for management of collateral, to average net assets of Class FI shares will not exceed 1.50% until February 28, 2010.

[7]	The impact to the expense ratio was less than 0.01% as a result of fees paid indirectly.

See Notes to Financial Statements.

32	Legg Mason Batterymarch 130/30 U.S. Large Cap Equity Fund 2009 Annual Report

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31, UNLESS OTHERWISE NOTED:
CLASS R SHARES[1]	2009	2008[2]
NET ASSET VALUE, BEGINNING OF YEAR	$7.53	$11.40
INCOME (LOSS) FROM OPERATIONS:
Net investment income (loss)	0.01	(0.05)
Net realized and unrealized gain (loss)	0.02	(3.82)
Total income (loss) from operations	0.03	(3.87)
LESS DISTRIBUTIONS FROM:
Net investment income	(0.04)	—
Total distributions	(0.04)	—
NET ASSET VALUE, END OF YEAR	$7.52	$7.53
Total return[3]	0.49%	(33.95)%
NET ASSETS, END OF YEAR (000s)	$66	$66
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	10.48%	9.47%[4]
Gross expenses, excluding interest and dividend expense and collateral management fees	9.75	8.59 [4]
Net expenses[5,6]	2.48	2.62 [4,7]
Net expenses, excluding interest and dividend expense and collateral management fees[5,6]	1.75	1.75 [4,7]
Net investment income (loss)	0.15	(0.52)[4]
PORTFOLIO TURNOVER RATE	213%	134%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period November 8, 2007 (inception date) to October 31, 2008.

[3]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]

As a result of a contractual expense limitation, the ratio of expenses, other than brokerage, taxes, extraordinary expenses, interest, dividend expense and fees for management of collateral, to average net assets of Class R shares will not exceed 1.75% until February 28, 2010.

[7]	The impact to the expense ratio was less than 0.01% as a result of fees paid indirectly.

See Notes to Financial Statements.

Legg Mason Batterymarch 130/30 U.S. Large Cap Equity Fund 2009 Annual Report	33

Financial highlights continued

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31, UNLESS OTHERWISE NOTED:
CLASS I SHARES[1]	2009	2008[2]
NET ASSET VALUE, BEGINNING OF YEAR	$7.57	$11.40
INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.05	0.01
Net realized and unrealized gain (loss)	(0.00)[3]	(3.84)
Total income (loss) from operations	0.05	(3.83)
LESS DISTRIBUTIONS FROM:
Net investment income	(0.08)	—
Total distributions	(0.08)	—
NET ASSET VALUE, END OF YEAR	$7.54	$7.57
Total return[4]	0.85%	(33.60)%
NET ASSETS, END OF YEAR (000s)	$535	$668
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	6.27%	8.66%[5]
Gross expenses, excluding interest and dividend expense and collateral management fees	5.53	7.83 [5]
Net expenses[6,7]	1.99	2.08 [5,8]
Net expenses, excluding interest and dividend expense and collateral management fees[6,7]	1.25	1.25 [5,8]
Net investment income	0.69	0.07 [5]
PORTFOLIO TURNOVER RATE	213%	134%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period November 8, 2007 (inception date) to October 31, 2008.

[3]	Amount represents less than $0.005 per share.

[4]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

As a result of a contractual expense limitation, the ratio of expenses, other than brokerage, taxes, extraordinary expenses, interest, dividend expense and fees for management of collateral, to average net assets of Class I shares will not exceed 1.25% until February 28, 2010.

[8]	The impact to the expense ratio was less than 0.01% as a result of fees paid indirectly.

See Notes to Financial Statements.

34	Legg Mason Batterymarch 130/30 U.S. Large Cap Equity Fund 2009 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

Legg Mason Batterymarch 130/30 U.S. Large Cap Equity Fund (formerly known as Legg Mason Partners 130/30 U.S. Large Cap Equity Fund) (the "Fund") is a separate diversified investment series of Legg Mason Partners Equity Trust (the “Trust”). The Trust, a Maryland business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through December 21, 2009, the issuance date of the financial statements.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities at fair value as determined in accordance with the procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (formerly Statement of Financial Accounting Standards No. 157) (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Legg Mason Batterymarch 130/30 U.S. Large Cap Equity Fund 2009 Annual Report	35

Notes to financial statements continued

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach, income approach and/or cost approach, depending on the type of the security and the particular circumstance.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

DESCRIPTIONS	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Common stocks†	$9,892,090	—	—	$9,892,090
Short-term investment†	—	$178,000	—	178,000
Total investments	$9,892,090	$178,000	—	$10,070,090
Common stocks sold short‡	(1,928,815)	—	—	(1,928,815)
Total	$7,963,275	$178,000	—	$8,141,275

†See	Schedule of Investments for additional detailed categorizations.

‡See	Schedule of Securities Sold Short for additional detailed categorizations.

(b) Repurchase agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market daily to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Short sales of securities. A short sale is a transaction in which the Fund sells a security it does not own (but has borrowed) in anticipation of a decline in the market price of that security. To complete a short sale, the Fund may arrange through an agent to borrow the security to be delivered to the buyer. The proceeds received by the Fund for the short sale may be retained by the agent until the Fund replaces the borrowed security. However, the Fund is expected to use the cash proceeds of short sales to purchase additional securities or for any other Fund purpose. When the Fund does this, it is required to pledge replacement securities as collateral for the broker. The Fund may use securities it owns or cash to meet any such collateral obligations. In borrowing the security to be delivered to the buyer, the Fund becomes obligated to replace the security borrowed at the market price at the time of replacement, whatever that price may be. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be

36	Legg Mason Batterymarch 130/30 U.S. Large Cap Equity Fund 2009 Annual Report

recognized upon the termination of a short sale. Dividends declared on short positions existing on the record date are recorded on the ex-dividend date as a liability.

(d) Lending of portfolio securities. The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations. The custodian establishes and maintains collateral in a segregated account. The Fund continues to receive interest or dividends on the securities loaned. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund incurs the risk of any loss on the securities on loan.

(e) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, at the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(f) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The

Legg Mason Batterymarch 130/30 U.S. Large Cap Equity Fund 2009 Annual Report	37

Notes to financial statements continued

cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(g) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(h) REIT distributions. The character of distributions received from Real Estate Investment Trusts ("REITs") held by the Fund is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Fund to estimate the character of distributions received from underlying REITs based on historical data provided by the REITs. After each calendar year end, REITs report the actual tax character of these distributions. Differences between the estimated and actual amounts reported by the REITs are reflected in the Fund's records in the year in which they are reported by the REITs.

(i) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each share class. Fees relating to a specific class are charged directly to that share class.

(j) Fees paid indirectly. The Fund’s custody fees are reduced according to a fee arrangement, which provides for a reduction based on the level of cash deposited with the custodian by the Fund.

(k) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the "Code"), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of October 31, 2009, no provision for income tax would be required in the Fund’s financial statements. The Fund's federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

38	Legg Mason Batterymarch 130/30 U.S. Large Cap Equity Fund 2009 Annual Report

(l) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	OVERDISTRIBUTED NET INVESTMENT INCOME	ACCUMULATED NET REALIZED LOSS	PAID-IN CAPITAL
(a)	$1,318	—	$(1,318)
(b)	4,341	$(4,341)	—

(a)	Reclassifications are primarily due to non-deductible organization costs for tax purposes.

(b)	Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes and book/tax differences in the treatment of dividend expense.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Batterymarch Financial Management, Inc. (“Batterymarch”) is the Fund’s subadviser. LMPFA and Batterymarch are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, in accordance with the following breakpoint schedule:

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $1 billion	1.000%
Next $1 billion	0.975
Next $3 billion	0.950
Next $5 billion	0.925
Over $10 billion	0.900

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund, except for the management of cash and short-term instruments. For its services, LMPFA pays Batterymarch 70% of the net management fee it receives from the Fund.

As a result of contractual expense limitations, the ratio of expenses, other than brokerage, taxes, extraordinary expenses, interest, dividend expense and fees for management of collateral, to average net assets of the Fund’s Class A, C, FI, R and I shares will not exceed 1.50%, 2.25%, 1.50%, 1.75% and 1.25%, respectively, until February 28, 2010.

During the year ended October 31, 2009, LMPFA waived all of its management fee in the amount of $70,559. In addition for the year ended October 31, 2009, the Fund was reimbursed for expenses amounting to $222,910.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

Legg Mason Batterymarch 130/30 U.S. Large Cap Equity Fund 2009 Annual Report	39

Notes to financial statements continued

There is a maximum initial sales charge of 5.75% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C shares, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holding of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended October 31, 2009, LMIS and its affiliates received sales charges of approximately $700 on sales of the Fund’s Class A shares. In addition, for the year ended October 31, 2009, CDSCs paid to LMIS and its affiliates for sales of the Fund’s Class C shares were approximately $400.

Certain officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended October 31, 2009, the aggregate cost of purchases and proceeds from sales of investments including short sale activity (excluding short-term investments) were as follows:

Purchases	$15,390,772
Sales	15,118,826

At October 31, 2009, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$1,014,452
Gross unrealized depreciation	(710,676)
Net unrealized appreciation	$ 303,776

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 (formerly Statement of Financial Accounting Standards No. 161) (“ASC Topic 815”) requires enhanced disclosure about an entity’s derivative and hedging activities.

During the year ended October 31, 2009, the Fund did not invest in any derivative instruments.

5. Class specific expenses, waivers and/or reimbursements

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A, C, FI and R shares calculated at an annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its

40	Legg Mason Batterymarch 130/30 U.S. Large Cap Equity Fund 2009 Annual Report

Class C and R shares calculated at the annual rate of 0.75% and 0.25% of the average daily net assets of each class, respectively. Distribution fees are accrued daily and paid monthly.

For the year ended October 31, 2009, class specific expenses were as follows:

	DISTRIBUTION FEES	TRANSFER AGENT FEES	SHAREHOLDER REPORTS EXPENSES*
Class A	$7,421	$3,955	$22,392
Class C	6,167	1,864	4,017
Class FI	7,203	2,729	21,993
Class R	300	2,379	495
Class I	—	1,674	3,744
Total	$21,091	$12,601	$52,641

*	For the period November 1, 2008 through September 8, 2009. Subsequent to September 8, 2009, these expenses were accrued as common fund expenses.

For the year ended October 31, 2009, waivers and/or reimbursements by class were as follows:

WAIVER/ REIMBURSEMENTS
Class A	$121,678
Class C	26,143
Class FI	118,191
Class R	4,807
Class I	22,650
Total	$293,469

6. Distributions to shareholders by class

	YEAR ENDED OCTOBER 31, 2009	YEAR ENDED OCTOBER 31, 2008
Net Investment Income:
Class A	$26,469	—
Class C	724	—
Class FI	24,935	—
Class R	370	—
Class I	6,967	—
Total	$59,465	—

7. Shares of beneficial interest

At October 31, 2009, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Legg Mason Batterymarch 130/30 U.S. Large Cap Equity Fund 2009 Annual Report	41

Notes to financial statements continued

Transactions in shares of each class were as follows:

	YEAR ENDED OCTOBER 31, 2009		YEAR ENDED OCTOBER 31, 2008†
	SHARES	AMOUNT	SHARES	AMOUNT
Class A
Shares sold	29,262	$201,804	424,549	$4,809,570
Shares issued on reinvestment	172	1,168	—	—
Shares repurchased	(7,438)	(48,947)	(6,354)	(53,699)
Net increase	21,996	$154,025	418,195	$4,755,871
Class C
Shares sold	3,914	$25,833	112,990	$1,216,876
Shares issued on reinvestment	98	664	—	—
Shares repurchased	(39,851)	(240,892)	(49)	(500)
Net increase (decrease)	(35,839)	$(214,395)	112,941	$1,216,376
Class FI
Shares sold	113,306	$762,032	413,767	$4,511,197
Shares issued on reinvestment	3,593	24,372	—	—
Shares repurchased	(30,882)	(178,150)	(23,475)	(217,504)
Net increase	86,017	$608,254	390,292	$4,293,693
Class R
Shares sold	—	—	8,772	$100,000
Net increase	—	—	8,772	$100,000
Class I
Shares sold	689	$5,000	94,744	$1,017,759
Shares issued on reinvestment	918	6,224	—	—
Shares repurchased	(18,900)	(124,169)	(6,492)	(57,120)
Net increase (decrease)	(17,293)	$(112,945)	88,252	$960,639

†	For the period November 8, 2007 (inception date) to October 31, 2008.

8. Income tax information and distributions to shareholders

Subsequent to the fiscal year end, the Fund has made the following distributions:

Record Date Payable Date	Class A	Class C	Class FI	Class R	Class I
12/9/2009
12/10/2009	$0.072793	$0.013543	$0.072793	$0.052968	$0.092643

The tax character of distributions paid during the fiscal years ended October 31, were as follows:

	2009	2008
Distributions Paid From:
Ordinary income	$59,465	—

42	Legg Mason Batterymarch 130/30 U.S. Large Cap Equity Fund 2009 Annual Report

As of October 31, 2009, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$45,607
Capital loss carryforward*	(3,937,978)
Other books/tax temporary differences(a)	(60,452)
Unrealized appreciation/(depreciation)(b)	303,776
Total accumulated earnings/(losses) — net	$(3,649,047)

*	As of October 31, 2009, the Fund had the following net capital loss carryforward remaining.

YEAR OF EXPIRATION	AMOUNT
10/31/2016	$(766,909)
10/31/2017	(3,171,069)
$(3,937,978)

These amounts will be available to offset any future taxable capital gains.

(a)	Other book/tax temporary differences are attributable primarily to the book/tax differences in the timing of the deductibility of various expenses.

(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

9. Other matters

The Board of Trustees of the Fund has decided that it is in the best interests of the Fund and its shareholders to terminate the Fund. The Fund is expected to cease operations on or about January 15, 2010. Before that date, at the discretion of the Fund's portfolio management, in preparation for the termination of the Fund, the assets of the Fund will be liquidated and the Fund will cease to pursue its investment objective.

Legg Mason Batterymarch 130/30 U.S. Large Cap Equity Fund 2009 Annual Report	43

Report of independent registered public accounting firm

The Board of Trustees and Shareholders

Legg Mason Partners Equity Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Legg Mason Batterymarch 130/30 U.S. Large Cap Equity Fund (formerly Legg Mason Partners 130/30 U.S. Large Cap Equity Fund), a series of Legg Mason Partners Equity Trust, as of October 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for the year then ended and for the period from November 8, 2007 (inception date) to October 31, 2008. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Legg Mason Batterymarch 130/30 U.S. Large Cap Equity Fund as of October 31, 2009, and the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the years or periods described above, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 21, 2009

44	Legg Mason Batterymarch 130/30 U.S. Large Cap Equity Fund 2009 Annual Report

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Legg Mason Batterymarch 130/30 U.S. Large Cap Equity Fund (formerly known as Legg Mason Partners 130/30 U.S. Large Cap Equity Fund) (the “Fund”) are managed under the direction of the Board of Trustees. The current Trustees, including the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Fund (the “Independent Trustees”), and executive officers of the Fund, their years of birth, their principal occupations during at least the past five years (their titles may have varied during that period), the number of funds associated with Legg Mason the Trustees oversee, and other board memberships they hold are set forth below. The address of each Trustee is c/o R. Jay Gerken, 620 Eighth Avenue, New York, New York 10018.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432.

INDEPENDENT TRUSTEES
PAUL R. ADES
Birth year	1940
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Law Firm of Paul R. Ades, PLLC (since 2000)
Number of portfolios in fund complex overseen by Trustee	55
Other board memberships held by Trustee	None
ANDREW L. BREECH
Birth year	1952
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during past five years	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)
Number of portfolios in fund complex overseen by Trustee	55
Other board memberships held by Trustee	None

Legg Mason Batterymarch 130/30 U.S. Large Cap Equity Fund	45

Additional information (unaudited) continued

Information about Trustees and Officers

DWIGHT B. CRANE
Birth year	1937
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1981
Principal occupation(s) during past five years	Professor Emeritus, Harvard Business School (since 2007); formerly, Professor, Harvard Business School (1969 to 2007); Independent Consultant (since 1969)
Number of portfolios in fund complex overseen by Trustee	55
Other board memberships held by Trustee	None
ROBERT M. FRAYN, JR.
Birth year	1934
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1981
Principal occupation(s) during past five years	Retired; formerly, President and Director, Book Publishing Co. (1970 to 2002)
Number of portfolios in fund complex overseen by Trustee	55
Other board memberships held by Trustee	None
FRANK G. HUBBARD
Birth year	1937
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1993
Principal occupation(s) during past five years	President, Avatar International, Inc. (business development) (since 1998)
Number of portfolios in fund complex overseen by Trustee	55
Other board memberships held by Trustee	None

46	Legg Mason Batterymarch 130/30 U.S. Large Cap Equity Fund

HOWARD J. JOHNSON
Birth year	1938
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	From 1981 to 1998 and 2000 to Present
Principal occupation(s) during past five years	Chief Executive Officer, Genesis Imaging LLC (technology company) (since 2003)
Number of portfolios in fund complex overseen by Trustee	55
Other board memberships held by Trustee	None
DAVID E. MARYATT
Birth year	1936
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Private Investor; President and Director, ALS Co. (real estate management and development firm) (since 1992)
Number of portfolios in fund complex overseen by Trustee	55
Other board memberships held by Trustee	None
JEROME H. MILLER
Birth year	1938
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1995
Principal occupation(s) during past five years	Retired
Number of portfolios in fund complex overseen by Trustee	55
Other board memberships held by Trustee	None

Legg Mason Batterymarch 130/30 U.S. Large Cap Equity Fund	47

Additional information (unaudited) continued

Information about Trustees and Officers

KEN MILLER
Birth year	1942
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	President, Young Stuff Apparel Group, Inc. (apparel manufacturer), division of Li & Fung (since 1963)
Number of portfolios in fund complex overseen by Trustee	55
Other board memberships held by Trustee	None
JOHN J. MURPHY
Birth year	1944
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Founder and Senior Principal, Murphy Capital Management (investment management) (since 1983)
Number of portfolios in fund complex overseen by Trustee	55
Other board memberships held by Trustee	Director, Nicholas Applegate Institutional Funds (since 2005); Trustee, Consulting Group Capital Markets Funds (since 2002); Trustee, UBS Fund (since 2008); formerly, Director, Atlantic Stewardship Bank (2004 to 2005); formerly, Director, Barclays International Funds Group Ltd. and affiliated companies (1983 to 2003)
THOMAS F. SCHLAFLY
Birth year	1948
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years

President, The Saint Louis Brewery, Inc. (brewery) (since 1989); Partner, Thompson Coburn LLP (law firm) (since 2009); Of Counsel, Husch Blackwell Sanders LLP (law firm) and its predecessor firms

(prior to May 2009)

Number of portfolios in fund complex overseen by Trustee	55
Other board memberships held by Trustee	Director, Citizens National Bank of Greater St. Louis (since 2006)

48	Legg Mason Batterymarch 130/30 U.S. Large Cap Equity Fund

JERRY A. VISCIONE
Birth year	1944
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1993
Principal occupation(s) during past five years	Retired
Number of portfolios in fund complex overseen by Trustee	55
Other board memberships held by Trustee	None
INTERESTED TRUSTEE
R. JAY GERKEN, CFA[3]
Birth year	1951
Position(s) held with Fund[1]	Trustee, President, Chairman, and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years

Managing Director, Legg Mason & Co., LLC; Chairman of the Board and Trustee/Director of 148 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) and its affiliates; President of LMPFA (since 2006); Chairman, President and Chief Executive Officer (“CEO”) of certain mutual funds associated with Legg Mason, Inc. or its affiliates; President and CEO, Smith Barney Fund Management LLC and Chairman, President and CEO, Citi Fund Management, Inc. (formerly registered investment advisers) (since 2002); formerly, Managing Director of Citigroup Global Markets Inc. (“CFM”) (1989 to 2006); formerly, Chairman, President and CEO, Travelers Investment Adviser Inc. (2002 to 2005)

Number of portfolios in fund complex overseen by Trustee	135
Other board memberships held by Trustee	Former Trustee, Consulting Group Capital Markets Funds (2002 to 2006)
OFFICERS
KAPREL OZSOLAK Legg Mason 55 Water Street, New York, NY 10041
Birth year	1965
Position(s) held with Fund[1]	Chief Financial Officer and Treasurer
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during past five years	Director of Legg Mason; Chief Financial Officer and Treasurer of certain mutual funds associated with Legg Mason; formerly, Controller of certain mutual funds associated with certain predecessor firms of Legg Mason (2002 to 2004)

Legg Mason Batterymarch 130/30 U.S. Large Cap Equity Fund	49

Additional information (unaudited) continued

Information about Trustees and Officers

TED P. BECKER Legg Mason 620 Eighth Avenue, New York, NY 10018
Birth year	1951
Position(s) held with Fund[1]	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2006
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance at Legg Mason (since 2005); Chief Compliance Officer with certain mutual funds associated with Legg Mason, LMPFA and certain affiliates (since 2006); formerly, Managing Director of Compliance at CAM or its predecessor (2002 to 2005);
JOHN CHIOTA Legg Mason 100 First Stamford Place, Stamford, CT 06902
Birth year	1968
Position(s) held with Fund[1]	Chief Anti-Money Laundering Compliance Officer/Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2006/2008
Principal occupation(s) during past five years	Identity Theft Prevention Officer with certain mutual funds associated with Legg Mason or its affiliates (since 2008); Chief Anti-Money Laundering Compliance Officer with certain mutual funds associated with Legg Mason or its affiliates (since 2006); Vice President of Legg Mason or its predecessor (since 2004); Prior to August 2004, Chief AML Compliance Officer with TD Waterhouse
ROBERT I. FRENKEL Legg Mason 100 First Stamford Place, Stamford, CT 06902
Birth year	1954
Position(s) held with Fund[1]	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2003
Principal occupation(s) during past five years	Managing Director and General Counsel of Global Mutual Funds for Legg Mason and its predecessors (since 1994); Secretary and Chief Legal Officer of mutual funds associated with Legg Mason (since 2003); formerly, Secretary of CFM (2001 to 2004)
THOMAS C. MANDIA Legg Mason 100 First Stamford Place, Stamford, CT 06902
Birth year	1962
Position(s) held with Fund[1]	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2000
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason (since 2005); formerly, Managing Director and Deputy General Counsel for CAM (1992 to 2005)

50	Legg Mason Batterymarch 130/30 U.S. Large Cap Equity Fund

ALBERT LASKAJ Legg Mason 55 Water Street, New York, NY 10041
Birth year	1977
Position(s) held with Fund[1]	Controller
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President of Legg Mason (since 2008); Controller of certain mutual funds associated with Legg Mason (since 2007); formerly, Assistant Controller of certain mutual funds associated with Legg Mason (2005 to 2007); formerly, Accounting Manager of certain mutual funds associated with certain predecessor firms of Legg Mason (2003 to 2005)
STEVEN FRANK Legg Mason 55 Water Street, New York, NY 10041
Birth year	1967
Position(s) held with Fund[1]	Controller
Term of office[1] and length of time served[2]	Since 2005
Principal occupation(s) during past five years	Vice President of Legg Mason (since 2002); Controller of certain mutual funds associated with Legg Mason or its predecessors (since 2005); formerly, Assistant Controller of certain mutual funds associated with Legg Mason predecessors (2001 to 2005)

[1]	Each Trustee and Officer serves until his or her successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee or Officer became a Board Member or Officer, as applicable for a fund in the Legg Mason Partners funds complex.

[3]	Mr. Gerken is an “interested person” of the Trust as defined in the 1940 Act because Mr. Gerken is an officer of LMPFA and certain of its affiliates.

Legg Mason Batterymarch 130/30 U.S. Large Cap Equity Fund	51

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended October 31, 2009:

Record date:	12/26/2008	6/9/2009
Payable date:	12/29/2008	6/10/2009
Ordinary income:
Qualified dividend income for individuals	100.00%	100.00%
Dividends qualifying for the dividends received deduction for corporations	100.00%	100.00%

Please retain this information for your records.

52	Legg Mason Batterymarch 130/30 U.S. Large Cap Equity Fund

Legg Mason Batterymarch 130/30 U.S. Large Cap Equity Fund

Trustees

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Robert M. Frayn, Jr.

R. Jay Gerken, CFA
Chairman

Frank G. Hubbard

Howard J. Johnson

David E. Maryatt

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jerry A. Viscione

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Batterymarch Financial Management, Inc.

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Co-transfer agents

Boston Financial Data Services, Inc.

2 Heritage Drive

Quincy, Massachusetts 02171

PNC Global Investment Servicing

4400 Computer Drive

Westborough, Massachusetts 01581

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, New York 10154

Legg Mason Batterymarch 130/30 U.S. Large Cap Equity Fund

The Fund is a separate investment series of Legg Mason Partners Equity Trust, a Maryland business trust.

LEGG MASON BATTERYMARCH 130/30 U.S. LARGE CAP EQUITY FUND

Legg Mason Funds

55 Water Street

New York, New York 10041

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason Batterymarch 130/30 U.S. Large Cap Equity Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

© 2009 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Privacy policy

We are committed to keeping nonpublic personal information about you secure and confidential. This notice is intended to help you understand how we fulfill this commitment. From time to time, we may collect a variety of personal information about you, including:

•	Information we receive from you on applications and forms, via the telephone, and through our websites;

•	Information about your transactions with us, our affiliates, or others (such as your purchases, sales, or account balances); and

•	Information we receive from consumer reporting agencies.

We do not disclose nonpublic personal information about our customers or former customers, except to our affiliates (such as broker-dealers or investment advisers within the Legg Mason family of companies) or as is otherwise permitted by applicable law or regulation. For example, we may share this information with others in order to process your transactions or service an account. We may also provide this information to companies that perform marketing services on our behalf, such as printing and mailing, or to other financial institutions with whom we have joint marketing agreements. When we enter into such agreements, we will require these companies to protect the confidentiality of this information and to use it only to perform the services for which we hired them.

With respect to our internal security procedures, we maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information, and we restrict access to this information.

If you decide at some point either to close your account(s) or become an inactive customer, we will continue to adhere to our privacy policies and practices with respect to your nonpublic personal information.

NOT PART OF THE ANNUAL REPORT

BUILT TO WINSM

At Legg Mason, we’ve assembled a collection of experienced investment management firms and empowered each of them with the tools, the resources and, most importantly, the independence to pursue the strategies they know best.

•	Each was purposefully chosen for their commitment to investment excellence.

•	Each is focused on specific investment styles and asset classes.

•	Each exhibits thought leadership in their chosen area of focus.

Together, we’ve built a powerful portfolio of solutions for financial advisors and their clients. And it has made us a world leader in money management.*

*	Ranked eleventh-largest money manager in the world, according to Pensions & Investments, May 18, 2009, based on 12/31/08 worldwide assets under management.

www.leggmason.com/individualinvestors

©2009 Legg Mason Investor Services, LLC Member FINRA, SIPC

FDXX011497 12/09 SR09-958

NOT PART OF THE ANNUAL REPORT

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that Jerry A. Viscione possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Viscione as the Audit Committee’s financial expert. Mr. Viscione is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending October 31, 2008 and October 31, 2009 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $91,000 in 2008 and $120,400 in 2009.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $4,500 in 2008 and $285 in 2009. These services consisted of procedures performed in connection with the Re-domiciliation of the various reviews of Prospectus supplements, and consent issuances related to the N-1A filings for the Legg Mason Partners Equity Trust.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Equity Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to August 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $12,100 in 2008 and $12,900 in 2009. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item 4 for the Legg Mason Partners Equity Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Equity Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Equity Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2008 and 2009; Tax Fees were 100% and 100% for 2008 and 2009; and Other Fees were 100% and 100% for 2008 and 2009.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Equity Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Equity Trust during the reporting period were $0 in 2009.

(h) Yes. Legg Mason Partners Equity Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Equity Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act .The Audit Committee consists of the following Board members:

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Robert M. Frayn, Jr.

Frank G. Hubbard

Howard J. Johnson

David E. Maryatt

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jerry A. Viscione

b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Equity Trust

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Equity Trust

Date: December 30, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Equity Trust

Date: December 30, 2009

By:	/s/ Kaprel Ozsolak
(Kaprel Ozsolak)
Chief Financial Officer of
Legg Mason Partners Equity Trust

Date: December 30, 2009